Exhibit 10.7

ENGINE SALE AND PURCHASE AGREEMENT

This Engine Sale and Purchase Agreement (together with the exhibits and schedules attached hereto, this “Agreement”) is entered into on this 27th day of December 2022 by and between Mesa Airlines, Inc., as seller (hereinafter "Seller"), and United Airlines, Inc., as buyer (hereinafter "Buyer"), and, for certain provisions set forth in this Agreement, Mesa Air Group, Inc. (“Mesa Air Group”). Buyer, Seller and Mesa Air Group are collectively referred to as “Parties” and separately referred to as “Party” in this Agreement.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree to the following:

I.
ENGINES.

Seller is the owner of all right, title and interest in and to those certain General Electric model CF34-8C5B1 aircraft engines set forth on Schedule A hereto (each such engine together with all parts, appliances, accessories, modules, components and other items of equipment as are installed thereon or associated therewith, all of the parts referenced on Schedule B attached to each such engine, and all of the Records related thereto or associated therewith, an “Engine” and collectively the “Engines”).

II.
DELIVERY; CLOSING DELIVERABLES.
a.
Delivery. Subject to the terms and conditions of this Agreement, each Engine shall be delivered to and accepted by Buyer at a location within the Continental United States as is agreed by Buyer and Seller (“Delivery Location”).
b.
Bill of Sale and Delivery Receipt. Subject to the applicable Engine being located at the Delivery Location and upon Seller’s receipt of the full amount of the Engine Sale Price for such Engine, Seller shall execute and deliver to Buyer a Bill of Sale substantially in the form of Exhibit A (“Bill of Sale”) with respect to such Engine, and Buyer shall concurrently therewith execute and deliver to Seller a Delivery Receipt substantially in the form of Exhibit B (“Delivery Receipt”) with respect to such Engine.
c.
Delivery Date. The time at which Seller delivers the Bill of Sale to Buyer (as set forth on such Bill of Sale) and Buyer concurrently delivers the Delivery Receipt to Seller shall constitute the “Delivery” of the applicable Engine, and the date on which such Delivery takes place shall constitute the “Delivery Date” for such Engine.
d.
Risk of Loss. The risk of loss or damage to each Engine shall pass from Seller to Buyer at the time of Delivery of such Engine.
e.
Closing Deliverables – Seller. At the Delivery for each Engine, Seller shall deliver, or cause to be delivered, to Buyer (or its designee) or, if applicable, to the FAA Counsel, the following with respect to the Engine applicable to such Delivery:
i.
Written confirmation that such Engine is at the Delivery Location in accordance with Section II(a).

Exhibit 10.7

ii.
Duly executed counterpart signatures from Seller to the Transaction Documents relating to such Engine.
iii.
Evidence (including evidence of termination of all UCCs recorded with respect to Seller or any affiliate thereof) that such Engine shall be, at the time of title transfer, free and clear from any and all Liens.
iv.
Confirmation (including oral confirmation during the “closing call”) from the holders of the Liens over the applicable Engine that such holders are prepared to release all of their respective Liens on such Engine upon receipt of the amount necessary to repay the Debt for such Engine in accordance with the applicable Payoff Letter(s).
v.
Correct copies of the bills of sale pursuant to which Seller took title to each Engine applicable to such Delivery.
vi.
The broker’s report and insurance certificates with respect to each Engine.
vii.
Consents from Seller necessary to permit all relevant International Registry registrations to be made immediately following the delivery of the Bill of Sale by Seller to Buyer to reflect the interests of Buyer in and to each applicable Engine.
viii.
A non-accident and non-incident statement or letter issued by Seller.
ix.
The Records with respect to such Engine.
x.
Physical possession of such Engine if in “off-wing” status.
f.
Closing Deliverables – Buyer. At the Delivery for each Engine, Buyer shall deliver, or cause to be delivered, to Seller (or its designee) or, if applicable, to the FAA Counsel, the following with respect to the Engine applicable to such Delivery:
i.
Duly executed counterpart signatures from Buyer to the Transaction Documents relating to such Engine.
ii.
As to the Engine subject to such Delivery, an amount in cash equal to the Engine Sales Price (as such term is defined below) by wire transfer of immediately available funds apportioned (x) to an account and in such amount specified in the applicable Payoff Letter(s) in respect of such Engine and (y) to the account referenced in Section III(d) in a positive amount, if any, equal to the balance of the Engine Sales Price remaining after subtracting therefrom the amount payable pursuant to the immediately preceding clause (x).
iii.
Prior to Delivery, Buyer shall have provided Seller with a certificate of insurance in accordance with Section VII(b) of this Agreement.

Exhibit 10.7

III.
ENGINE SALES PRICE AND PAYMENT.
a.
Base Price; Performance Statistics. As to each Engine, the “Base Price” for such Engine is set out on Schedule A under the heading “Base Price [***] provided that the Parties shall promptly meet and confer following the date of this Agreement to determine the Adjusted Engine Sales Prices as to any applicable Engines. Notwithstanding the foregoing, with respect to each Engine, either Party shall have the right, but not the obligation, exercisable by delivering written notice to the other Party on or prior to 5:00 p.m. Chicago, Illinois time on [***] (the “Adjustment Deadline”) to deem such Engine an “Appraisal Engine”, as to which the provisions of Section III(b) shall then apply.
b.
Appraisal Engines. In the case of each Appraisal Engine (if any), the Parties shall [***]
c.
Engine Sales Price. References in this Agreement to the “Engine Sales Price” as to an Engine mean, as applicable [***]
d.
Seller’s Account. At the time of the purchase and sale of each Engine, the applicable portion of the Engine Sale Price, determined pursuant to Section II(f)(ii), for such Engine shall be paid by Buyer to the following account of Seller:

Bank Name:	[***]
Account No:	[***]
ABA Routing No:	[***]
SWIFT Code:	[***]
Acct Name:	[***]
Bank Address:	[***]
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IV.
INSPECTION; DELIVERY CONDITION.
a.
Buyer’s obligation to purchase each Engine is subject to Buyer’s right to conduct, at Buyer’s expense, a visual walk-around inspection of each Engine and a review of its associated Records (as such term is defined below) for the purpose of confirming that such Engine is in the Delivery Condition (the “Inspection”). As to each Engine, Buyer may perform a final Inspection (such inspection to be limited to the scope set forth in the preceding sentence) at Buyer’s expense prior to the Delivery at the Delivery Location for purposes of confirming that such Engine and its Records are in the same condition as on the date on which Buyer’s original Inspection was completed. In furtherance of the foregoing, Seller shall, for each Engine, arrange each such Inspection by Buyer for each Engine at the applicable Delivery Location; provided, that (x) Seller shall ensure that all Engines, together with their respective associated Records, [***]
b.
For purposes of this Agreement, “Delivery Condition” means that the applicable Engine is [***] “Records”).

Exhibit 10.7

V.
CONDITIONS PRECEDENT.
a.
As to each Engine, the obligation of Seller to sell such Engine shall be subject only to the following conditions precedent, except to the extent any such condition precedent is waived or deferred by Seller (such waiver or deferral, if any, to be in Seller’s sole discretion):
i.
Buyer shall have delivered to Seller all closing deliverables required of Buyer with respect to such Engine pursuant to Section II(f).
ii.
The representations and warranties of Buyer contained in Section XVI hereof shall be true and accurate in all material respects on and as of the Delivery Date as though made on and as of such date.
iii.
Buyer shall have performed and observed, in all material respects, all of its covenants, obligations, and agreements in this Agreement which are to be observed or performed by it as of such Delivery Date with respect to such Engine.
iv.
No change shall have occurred after the date of execution of this Agreement in any applicable Law that makes it a violation of Law for Buyer or Seller to execute, deliver, and perform its obligations under the Agreement.
v.
No action or proceeding shall have been instituted, nor shall any action be threatened in writing, before any Government Entity, nor shall any order, judgment, or decree have been issued or proposed to be issued by any Government Entity, to set aside, restrain, enjoin, or prevent the completion and consummation of the Agreement or the transactions contemplated hereby or thereby, including the leasing of such Engine.
vi.
All appropriate action required to have been taken prior to the Delivery Date with respect to such Engine by the FAA, or any governmental or political agency, subdivision or instrumentality of the United States, in connection with the transactions contemplated by this Agreement shall have been taken, and all orders, permits, waivers, authorizations, exemptions, and approvals of such entities required to be in effect on the Delivery Date with respect to such Engine in connection with the transactions contemplated by this Agreement shall have been issued.
b.
As to each Engine, the obligation of Buyer to pay each Engine Sale Price and to accept delivery of such Engine shall be subject to the following conditions precedent, except to the extent any such condition precedent is waived or deferred by Buyer (such waiver or deferral, if any, to be in Buyer’s sole discretion):
i.
Buyer shall have received Seller’s closing deliverables set forth in Section II(e) with respect to such Engine.

Exhibit 10.7

ii.
The representations and warranties of Seller contained in Section XVI hereof shall be true and accurate in all material respects on and as of the Delivery Date as though made on and as of such date.
iii.
Seller shall have performed and observed, in all material respects, all of its covenants, obligations, and agreements in this Agreement which are to be observed or performed by it as of such Delivery Date with respect to such Engine.
iv.
No change shall have occurred after the date of execution of this Agreement in any applicable Law that makes it a violation of Law for Buyer or Seller to execute, deliver, and perform its obligations under the Agreement.
v.
No action or proceeding shall have been instituted, nor shall any action be threatened in writing, before any Government Entity, nor shall any order, judgment, or decree have been issued or proposed to be issued by any Government Entity, to set aside, restrain, enjoin, or prevent the completion and consummation of the Agreement or the transactions contemplated hereby or thereby, including the leasing of such Engine.
vi.
All appropriate action required to have been taken prior to the Delivery Date with respect to such Engine by the FAA, or any governmental or political agency, subdivision or instrumentality of the United States, in connection with the transactions contemplated by this Agreement shall have been taken, and all orders, permits, waivers, authorizations, exemptions, and approvals of such entities required to be in effect on the Delivery Date with respect to such Engine in connection with the transactions contemplated by this Agreement shall have been issued.
vii.
Buyer shall have had the opportunity to complete its inspection(s) of such Engine in accordance with Section IV, and such Engine and its associated Records shall be in the same condition and have the same complement of parts, appliances, accessories, modules, components, and other items of equipment installed thereon or associated therewith as on the date on which Buyer’s original inspection was completed.
viii.
Such Engine shall be at the Delivery Location and shall be in the Delivery Condition.
ix.
Buyer shall be satisfied that Seller is the owner of all good, valid, legal, and beneficial right, title, and interest in and to such Engine, free and clear of Liens, or arrangements satisfactory to Buyer shall be in place such that any existing Liens will be satisfied concurrently with Delivery of such Engine.
x.
There shall be no event or occurrence that gives rise to, or that would reasonably be expected to give rise to with the passage of

Exhibit 10.7

time, any right of Buyer to terminate the CPA under Section 8.2(a), Section 8.2(b), or Section 8.2(f) of the CPA.
xi.
There shall be no event or occurrence that gives rise to, or that would reasonably be expected to give rise to, with the passage of time, either (x) any default, event of default, or breach under any Debt Instrument relating to such Engine, or (y) any acceleration of payment obligations under any Debt Instrument relating to such Engine.
xii.
There has not been any bankruptcy case or bankruptcy proceeding commenced by or against Seller.
xiii.
On the Delivery Date with respect to such Engine, the FAA Filed Documents with respect to such Engine shall have been duly filed for recordation (or shall be in the process of being so duly filed for recordation) with the FAA in accordance with the Act.
xiv.
Buyer shall be satisfied that the sale of such Engine will not give rise to any Taxes for which Buyer may be liable.
xv.
Buyer shall have received priority search certificates with respect to such Engine and a print out of the “closing room” from the International Registry reflecting that the only existing International Interests with respect to such Engine are in favor of the “secured party” in relation to the Debt for such Engine.
VI.
LIMITED WARRANTIES AND DISCLAIMERS OF SELLER.
a.
EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THE BILL OF SALE OR IN THIS AGREEMENT, AND WITHOUT LIMITING ANY OF THE RIGHTS OR REMEDIES OF BUYER UNDER THIS AGREEMENT, EACH ENGINE IS BEING SOLD AND DELIVERED TO BUYER IN ITS "AS IS" AND "WHERE IS" CONDITION, AND, WITHOUT ANY REPRESENTATION, GUARANTEE, OR WARRANTY OF SELLER, EXPRESS OR IMPLIED, OF ANY KIND, ARISING BY LAW OR OTHERWISE; AND,
b.
WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THE BILL OF SALE OR IN THIS AGREEMENT, AND WITHOUT LIMITING ANY OF THE RIGHTS OR REMEDIES OF BUYER UNDER THIS AGREEMENT, SELLER SPECIFICALLY DISCLAIMS, AND EXCLUDES HEREFROM, AND BUYER HEREBY WAIVES ANY AND ALL REPRESENTATIONS AND WARRANTIES, EXPRESS OR IMPLIED RELATING TO ANY ENGINE, INCLUDING WITHOUT LIMITATION (i) ANY WARRANTY AS TO THE AIRWORTHINESS, VALUE, QUALITY, DESIGN, MATERIAL, WORKMANSHIP, OR CONDITION OF ANY ENGINE (WHETHER PATENT OR LATENT), (ii) ANY EXPRESS OR IMPLIED REPRESENTATION OR WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR USE OR PURPOSE, (iii) ANY EXPRESS OR IMPLIED REPRESENTATION OR WARRANTY OF FREEDOM FROM ANY CLAIM BY WAY OF INFRINGEMENT OF ANY PATENT OR OTHER PROPRIETARY RIGHTS, (iv) ANY IMPLIED

Exhibit 10.7

REPRESENTATION OR WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING, OR USAGE OF TRADE, AND (v) ANY OBLIGATION OR LIABILITY OF SELLER ARISING IN TORT, WHETHER OR NOT ARISING FROM THE NEGLIGENCE OF SELLER, ACTUAL OR IMPUTED, OR IN STRICT LIABILITY, INCLUDING ANY OBLIGATION OR LIABILITY FOR LOSS OF USE, REVENUE, OR PROFIT WITH RESPECT TO ANY ENGINE, AN AIRCRAFT OR ANY OTHER PROPERTY, FOR ANY LIABILITY OF BUYER TO ANY THIRD PARTY OR ANY OTHER DIRECT, INCIDENTAL, SPECIAL, OR CONSEQUENTIAL DAMAGES WHATSOEVER.
VII.
INDEMNIFICATION AND INSURANCE.
a.
Buyer agrees to [***]
b.
From the Delivery of each Engine, Buyer (and/or any subsequent buyer, operator, or user of such Engine) shall, at no cost to Seller, carry and maintain (or cause to be carried and maintained) comprehensive aviation liability insurance on a worldwide basis (including, but not limited to, AVN 52E extended coverage endorsement (Aviation Liabilities)), including comprehensive general liability insurance (including, without limitation, product liability, hangar keepers, and completed operations), with insurance carriers of recognized responsibility in an amount not less than [***] All insurance required under this Section VII shall name the Seller Indemnitees as additional insureds and shall be primary without any right of contribution from any insurance maintained by the Seller Indemnitees. All such insurance also shall waive any right of subrogation, set-off, or counterclaim against the Seller Indemnitees, shall not be invalidated by any action or inaction of Buyer, and shall insure the Seller Indemnitees regardless of any breach or violation of any warranty, declaration, or condition contained in such polices of Buyer, and, in the event of cancellation (except the natural expiry date) of or adverse material change in the insurance policy, the insurance shall continue in force for the benefit of the Seller Indemnitees for at least [***] days after written notice to Seller (except in the case of war risks for which [***] calendar days (or such lesser period as is or may be customarily available in respect of war risks or allied perils) will be given). Buyer’s insurance obligations under this Section VII shall continue for [***] years after the Delivery Date.
c.
Seller agrees [***]
VIII.
TAXES.
a.
The Engine Sale Price does not include any tax, assessment, duty, or similar government charge or fee in connection with the sale, purchase, and/or delivery of the Engines as contemplated by this Agreement by any Government Entity whatsoever. Except for any taxes, assessment, duty, or similar government charge (i) imposed on the overall income, profits, gains of Seller, (ii) based upon or measured by Seller’s income or profits on the gains realized by Seller in connection with the sale, purchase and/or delivery of the Engines as contemplated by this Agreement, (iii) resulting from Seller’s gross negligence or willful misconduct, or (iv) taxes imposed solely as a result of activities of Seller in the jurisdiction imposing the taxes that are unrelated to Seller’s dealings with Buyer under this Agreement or the transactions contemplated by this Agreement, any and all of

Exhibit 10.7

which shall be Seller’s responsibility (such taxes, assessments, duties, and/or similar government charges coming within the exception stated in this sentence, “Seller Taxes”), Buyer shall be responsible for, pay, and hold Seller harmless from, any and all taxes, assessments, duties, or similar government charges arising in connection with the sale, purchase, and/or delivery of the Engines as contemplated by this Agreement.
b.
Seller and Buyer shall use reasonable efforts to mitigate or eliminate the imposition of any and all any taxes, assessments, duties, or similar government charges or fees in connection with the sale, purchase, and/or delivery of the Engines as contemplated by this Agreement. Both Parties agree to reasonably cooperate in providing one another with any and all documents that may be used to obtain an exemption on such taxes, assessments, duties, and similar government charges or fees.
IX.
TERMINATION.
a.
This Agreement may be terminated at any time prior to the Last Closing Date as follows:
i.
in whole or in part, by mutual written consent of Seller and Buyer;
ii.
in whole (at the written election of the terminating Party), by either Seller or Buyer, if (x) there shall be any Law that makes consummation of the transactions contemplated hereby illegal or otherwise restrained, enjoined, or prohibited and the Parties, after using good faith endeavors (including consultation and negotiation for a period not to exceed [***] days) have not been able to restructure the transactions contemplated hereby in a manner that lawfully avoids such illegality, or (y) if consummation of the transactions contemplated hereby would violate any final order, decree, or judgment of any court or governmental authority having competent jurisdiction;
iii.
in whole or in part (at the written election of Buyer), by Buyer, following any “Termination Event” under the CPA;
iv.
with respect to any Engine, by Seller or Buyer, from and after [***] (the “Outside Closing Date”) if the Closing with respect to such Engine has not yet occurred by such date; provided, however, if such failure of the Closing to occur on or prior to the Outside Closing Date is due to a Party’s failure to perform or comply with, in all material respects, any of the covenants, agreements, obligations or conditions of this Agreement to be performed or complied with by such Party prior to the Closing, then the Agreement shall not terminate on the Outside Closing Date unless the other Party submits written notice of termination to such first Party;
v.
by Buyer, if Buyer is not then in material breach of any provision of this Agreement and there has been a material breach, inaccuracy in, or failure to perform any representation, warranty, covenant, or

Exhibit 10.7

obligation of Seller in this Agreement that would give rise to the failure of satisfaction of any of the conditions in Section (V)(b) on or prior to the Outside Closing Date (other than if caused by Buyer’s failure to comply with its obligations under this Agreement), and such breach, if curable, is not cured within [***] days after receipt of written notice thereof from Buyer (or any shorter period of time that remains between the date Buyer provides written notice of such violation or breach and the Outside Closing Date); provided, however, that if, at the end of such [***] period, Seller is proceeding in good faith to cure such breach, Seller shall have an additional [***] days from the end of such [***]-day period to effect such cure (or any shorter period of time that remains between the date Buyer provides written notice of such violation or breach and the Outside Closing Date); and
vi.
by Seller, if Seller is not then in material breach of any provision of this Agreement and there has been a material breach, inaccuracy in, or failure to perform any representation, warranty, covenant, or obligation of Buyer in this Agreement that would give rise to the failure of satisfaction of any of the conditions in Section V(a) on or prior to the Outside Closing Date (other than if caused by Seller’s failure to comply with its obligations under this Agreement), and such breach, if curable, is not cured within [***] days after receipt of written notice thereof from Seller (or any shorter period of time that remains between the date Seller provides written notice of such violation or breach and the Outside Closing Date); provided, however, that if, at the end of such [***]-day period, Buyer is proceeding in good faith to cure such breach, Buyer shall have an additional [***] days from the end of such [***]-day period to effect such cure (or any shorter period of time that remains between the date Seller provides written notice of such violation or breach and the Outside Closing Date).

Notwithstanding anything to the contrary in this Agreement, each right of termination hereunder shall only be with respect to the Engine(s) for which a Closing has not yet occurred.

b.
Notwithstanding anything to the contrary in this Agreement, (a) the Surviving Provisions (as defined below) shall survive the termination of this Agreement, and (b) the termination of this Agreement will not relieve any Party from (i) any liability for any material breach by such Party under this Agreement occurring prior to termination, or (ii) fraud.
X.
AMENDMENTS; ENTIRE AGREEMENT; FURTHER ASSURANCES.

This Agreement, the Bills of Sale, and the Delivery Receipts constitute the entire understanding between the Parties and may not be changed, modified, or altered, nor any of its provisions waived, except by an agreement in writing signed by the Parties hereto. All prior agreements or understandings between the Parties in connection with the subject matter of this Agreement are superseded hereby, and the waiver of any term or condition herein by either Party shall not be deemed a waiver of any subsequent term or condition thereof. Seller and/or Buyer shall execute such other documents (in each case in form

Exhibit 10.7

and substance reasonably satisfactory to each such Party) and undertake such other further assurances as may, in the reasonable opinion of either Party, be necessary or desirable to give effect to the transactions contemplated by this Agreement.

XI.
GOVERNING LAW AND JURISDICTION.

This Agreement and any and all of the rights and obligations of the Parties herein specified or in any way arising out of or relating hereto and any dispute in any manner relating to the foregoing shall be governed by and construed, enforced, and determined in accordance with the Laws of the State of New York applicable to contracts made and to be performed entirely within such state without regard to any conflict of laws principles, and each of the Parties hereby consents to the exclusive jurisdiction of the State and Federal courts residing in the Borough of Manhattan, City and the State of New York and waives any claim of forum non-conveniens for any and all disputes relating to the interpretation or enforcement of this Agreement or claims related thereto.

XII.
COUNTERPARTS.

This Agreement may be executed simultaneously in one or more counterparts, each of which shall constitute an original, but all of which together shall constitute one and the same Agreement. A facsimile or electronic version of signatures on any counterpart hereto shall be deemed an original for all purposes.

XIII.
TRANSFER OF WARRANTIES.

With effect from Delivery of each Engine, Seller hereby sells, assigns, and transfers absolutely to Buyer all of Seller’s rights, title, and interest in and to any and all warranties, guarantees, and indemnities, and service life policies (if any), of the Engine manufacturer, other applicable manufacturers and all or any suppliers of maintenance and overhaul facilities relating to such Engine. If consent to the assignment of any such warranties, guarantees, or indemnities shall be required, then Seller shall take such action as Buyer may reasonably request to obtain such consent.

XIV.
EXCLUSIVITY.

As to each Engine and for so long as this Agreement is in effect with respect to such Engine, Seller shall, and shall cause its affiliates to, refrain from entering into, or consummating, any definitive agreement for the sale, transfer, conveyance, encumbrance, or other disposition of such Engine, in each case other than pursuant to this Agreement.

XV.
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XVI.
REPRESENTATIONS AND WARRANTIES.
a.
Each Party represents and warrants (for itself) as of the date of this Agreement and as of the Delivery Date that:

Exhibit 10.7

i.
it is duly organized, validly existing, and in good standing in the jurisdiction of its incorporation;
ii.
it has all right, power, and authority to execute and deliver this Agreement and the other documents contemplated hereby and perform its respective obligations hereunder and thereunder;
iii.
the execution and delivery of this Agreement and the other documents contemplated hereby, and the performance of its respective obligations hereunder and thereunder, have been and remain duly authorized by all necessary action and do not contravene any provision of its certificate of incorporation or bylaws or any Law, regulation, or contractual restriction binding on or affecting it or its property;
iv.
this Agreement and the other documents contemplated hereby to which it is a party constitute its legal, valid, and binding obligation, enforceable against it in accordance with their respective terms; and
v.
it has not taken any action in connection with the sale or purchase of any Engine under this Agreement that would entitle any Person to the payment of a brokerage, finder’s, or other fee or commission fee in connection with the transactions contemplated hereby.
b.
Seller and Mesa Air Group further represent and warrant as of the date of this Agreement and as of the Delivery Date of the applicable Engine that:
i.
the execution and delivery of this Agreement, the performance of its obligations hereunder, and the consummation by it of the transactions contemplated hereby do not and will not require the consent or approval of, or the giving of notice to, or the registration with, or the recording or filing of any documents with, or the taking of any other action in respect of, (a) any trustee or other holder of any Debt of Seller or (b) any Government Entity, other than (w) notifying the holder of any Debt in respect of such Engine as to the pending sale of such Engine and the satisfaction of such Debt on the Delivery Date in connection with obtaining a Payoff Letter as contemplated by Section XV, (x) the filing of the FAA Filed Documents; (y) the discharge of any International Interest registrations with the International Registry in favor of the holder(s) of any Debt with respect to such Engine and the registration with the International Registry of the contract of sale with respect to such Engine; and (z) filings, recordings, notices, or other ministerial actions pursuant to any routine recording, contractual, or regulatory requirements applicable to it.
ii.
As of the date of this Agreement and prior to the [***] Business Day before the Delivery Date of each Engine, there is no action, claim, arbitration, administrative or other proceeding, governmental investigation, or inquiry pending or, to the Actual Knowledge of

Exhibit 10.7

Seller, threatened against Seller, Mesa Air Group, or any of their respective affiliates that would prohibit or materially delay the performance by Seller of its obligations under this Agreement or the consummation of the transactions contemplated hereby.
iii.
Except for (a) the filing for recordation (and recordation) of the FAA Filed Documents pursuant to the Act, (b) the filing with the FAA pursuant to the FAA Regulations of an AC Form 8050-135 with respect to the Contract of Sale from Seller to Buyer and the International Interest of Buyer in such Engine, (c) the discharge of any International Interest registrations with the International Registry in favor of the holder(s) of any Debt with respect to such Engine, (d) the registration of the Contract of Sale and International Interest with the International Registry with respect to such Engine, and (e) the filing of the Financing Statements (and continuation statements relating thereto at periodic intervals), no further action, including any filing or recording of any document is necessary in order to establish and perfect the right, title, or interest of Buyer in each Engine, as against Seller and any other person, in each case, in any applicable jurisdiction in the United States.
iv.
(i) other than Specified Debt applicable to such Engine, there is no Debt in respect of such Engine; (ii) upon the extinguishment of the Debt set out in the Payoff Letter(s) applicable to such Engine, there will be no Debt in respect of such Engine to which such Payoff Letter(s) relate; and (iii) immediately prior to the Delivery, Seller will have good and marketable title to such Engine then being sold by it, free and clear of all Liens other than (x) Permitted Liens as of the date of this Agreement that will be released and satisfied in full as of immediately prior to the Delivery Date upon payment of the applicable amounts set forth in the applicable Payoff Letter(s), (y) Liens to be released at the Delivery pursuant to the FAA Releases and the applicable Payoff Letter(s), and (z) Liens to be discharged on the International Registry at the Delivery.
v.
Seller is the owner of each Engine.
vi.
Other than those granted to Buyer pursuant to this Agreement, there are no agreements, arrangements, or understandings granting any person a right to purchase (including rights of first of refusal, options, or similar rights) any portion of any Engine.
vii.
Seller has a valid business reason to undertake the sale and transfer of the Engines, and it has concluded that the Base Price for each Engine payable pursuant to this Agreement represents reasonably equivalent value for the purchase of the Engines. Seller is not entering into this Agreement with the actual intent to hinder, delay, or defraud either present or future creditors, nor would the consummation of the transactions hereunder reasonably be expected to give rise to a claim of “fraudulent conveyance” or similar creditors’ claims.

Exhibit 10.7

viii.
The transfer of Engines by Seller under this Agreement is not being made for or on account of an antecedent debt owed by Seller to Buyer.
c.
The representations and warranties contained herein shall survive the sale of the Engines hereunder and the execution and delivery of the agreements contemplated hereby.
XVII.
MISCELLANEOUS.
a.
In the event that any one or more of the provisions of this Agreement shall be invalid, illegal, or unenforceable in any respect or in any jurisdiction, the validity, legality, and enforceability of the remaining provisions contained herein or of the same provisions in any other jurisdiction shall not, in any way, be affected or impaired thereby.
b.
Except as otherwise provided in this Agreement, each Party hereto will bear and be responsible for its own costs and expenses incurred in connection with this Agreement and the performance of the transactions contemplated hereby.
c.
Reference is made herein to that certain Aircraft Purchase Agreement dated as of September 27, 2022 among the Parties (the “CRJ550 APA”). The provisions set forth in Sections 1.2, 17.2, 17.3, 17.6, 17.7, 17.8, 17.11, 17.12, 17.13, 17.14 and 17.15 of the CRJ550 APA are incorporated by reference into this Agreement mutatis mutandis.
d.
NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT, NO PARTY SHALL BE LIABLE UNDER THIS AGREEMENT FOR ANY EXEMPLARY, SPECIAL, PUNITIVE, INDIRECT, REMOTE, SPECULATIVE, INCIDENTAL, OR CONSEQUENTIAL DAMAGES, IN EACH CASE WHETHER IN TORT (INCLUDING NEGLIGENCE OR GROSS NEGLIGENCE), STRICT LIABILITY, BY CONTRACT, OR STATUTE, EXCEPT TO THE EXTENT A PARTY SUFFERS SUCH DAMAGES TO A THIRD PARTY IN CONNECTION WITH A FINALLY ADJUDICATED THIRD-PARTY CLAIM, IN WHICH CASE SUCH AWARDED DAMAGES SHALL BE RECOVERABLE (TO THE EXTENT RECOVERABLE UNDER THIS AGREEMENT) WITHOUT GIVING EFFECT TO THIS SECTION XVII(d).
e.
Each of Mesa Air Group and Seller shall be jointly and severally liable for all of the obligations and liabilities of Seller and/or Mesa Air Group contained in this Agreement.
XVIII.
NOTICES.

All notices or requests under this Agreement shall be in writing and shall be deemed to have been adequately given when received by the Party to whom such notice or request is given. Notices may be delivered by any means, including, but not limited to: personally, by first-class mail postage prepaid, by reputable courier, and/or by email transmission and shall be addressed as follows:

Exhibit 10.7

If to Seller or Mesa Air Group:
Mesa Airlines, Inc.
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If to Buyer:
United Airlines, Inc.
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XIX.
DEFINITIONS.

The following capitalized words have the following meanings for all purposes of this Agreement (such definitions to be equally applicable to the singular and plural forms of the words):

“Act” means the Federal Aviation Act of 1958.

“Actual Knowledge of Seller” means the actual knowledge of one or more of Jonathan Ornstein, Brad Rich, Brian Gillman, Michael Lotz, or Torque Zubeck, in each case after reasonable inquiry, including inquiry to direct reports.

“Adjustment Deadline” has the meaning assigned to it in Section (III)(a).

“Adjusted Engine Sales Price” has the meaning assigned to it in Section (III)(a).

“Agreement” has the meaning assigned in the introductory paragraph hereof.

“Appraisal” has the meaning assigned to it in Section (III)(b).

“Appraisal Engine” has the meaning assigned to it in Section (III)(a).

“Appraisal Engine Sales Price” has the meaning assigned to it in Section III(b).

“Base Performance Statistics” has the meaning assigned to it in Section III(a)

“Base Price” has the meaning assigned to it in Section (III)(a).

“Bill of Sale” means the bill of sale in the form of Exhibit A hereto.

“Business Day” means a day other than Saturday, Sunday, or any day on which banks located in Chicago, Illinois, Phoenix, Arizona and New York, New York are authorized or obligated to close.

Exhibit 10.7

“Buyer” has the meaning assigned in the introductory paragraph hereof.

“Buyer Indemnitees” has the meaning assigned to it in Section VII(c).

“Cape Town Treaty” means the Convention on International Interests in Mobile Equipment and the Protocol thereto on Matters Specific to Aircraft Equipment signed at Cape Town, South Africa on 16 November 2001.

“Closing” means, with respect to an Engine, the point at which Buyer takes Delivery thereof pursuant to Section II.

“CPA” means that certain Second Amended and Restated Capacity Purchase Agreement dated as of November 4, 2020 among Seller, Buyer, and Mesa Air Group, as amended (including, without limitation, pursuant to any amendment and restatement thereof).

“CRJ550 APA” has the meaning assigned to it in Section XVII(c).

“Debt” means, for any Engine: (a) obligations created, issued, or incurred by Seller, Mesa Air Group, or any of their respective affiliates for borrowed money (whether by loan, the issuance and sale of debt securities, or the sale of property to another Person subject to an understanding or agreement, contingent or otherwise, to repurchase such property from such Person) with respect to which a Lien exists as to such Engine; (b) obligations of Seller, Mesa Air Group, or any of their respective affiliates thereof to pay the deferred purchase or acquisition price of property or services with respect to such Engine; (c) Debt of others secured by a Lien on such Engine, whether or not the respective indebtedness so secured has been assumed or is guaranteed by Seller, Mesa Air Group, or any of their respective affiliates thereof but expressly excluding Permitted Liens; and (d) obligations of a Person in respect of letters of credit or similar instruments issued or accepted by banks and other financial institutions for account of Seller, Mesa Air Group, or any of their respective affiliates thereof secured by a Lien on such Engine.

“Debt Instrument” means a promissory note, certificate, or other document constituting evidence of any Debt.

“Delivery” has the meaning assigned to it in Section II(c).

“Delivery Condition” has the meaning assigned to it in Section IV(b).

“Delivery Date” has the meaning assigned to it in Section II(c).

“Delivery Location” has the meaning assigned to it in Section II(a).

“Delivery Receipt” has the meaning assigned to it in Section II(b).

“Engine” has the meaning assigned to it in Section I.

“Engine Sales Price” has the meaning assigned to it in Section III(c).

“FAA Counsel” means a firm mutually agreed in writing by the Parties.

“FAA Filed Documents” means, with respect to each Engine, the related FAA Releases.

Exhibit 10.7

“FAA Regulations” means those rules and regulations promulgated by the FAA.

“FAA Releases” means, with respect to each Engine, releases, in form and substance satisfactory to Buyer, releasing all Liens of record with the FAA with respect to such Engine.

“Financing Statement” means a record or records composed of an initial financing statement and any filed record relating to the initial financing statement under Article 9 of the UCC.

“Government Entity” means any national, state, or local government and any board, commission, department, division, instrumentality, court, agency, or political subdivision thereof.

“Inspection” has the meaning assigned to it in Section IV(a).

“International Interest” has the meaning given in the Cape Town Treaty.

“International Registry” means the international registry established pursuant to the Cape Town Treaty.

“Last Closing Date” means the date, if any, on which the Closing has occurred for all Engines.

“Law(s)” means any (i) statute, decree, constitution, regulation, order, or any directive of any Government Entity; (ii) treaty, pact, compact, or other agreement to which any Government Entity is a signatory or party; and (iii) judicial or administrative interpretation or application of (i) or (ii).

“Lien” means any mortgage, pledge, lien, charge, claim, encumbrance, International Interest (as defined in the Cape Town Treaty), lease, or security interest affecting the title to or any interest in any Engine (other than any of the foregoing created by or through Buyer).

“Losses” has the meaning assigned to it in Section VII.

“Mesa Air Group” has the meaning assigned to it in the introductory paragraph.

“Outside Closing Date” has the meaning assigned to it in Section IX(a)(iv).

“Parties” and “Party” have the meanings assigned to them in the introductory paragraph.

“Payoff Letters” has the meaning assigned to it in Section XV.

“Permitted Lien” means, as to any Engine, any Liens contemplated under clause (a) of the definition of “Debt”.

“Person” means any individual, firm, partnership, joint venture, trust, corporation, Government Entity, committee, department, authority, or other entity, incorporated or unincorporated, whether having distinct legal personality or not.

“Records” has the meaning assigned to it in Section IV(b).

Exhibit 10.7

“Seller” has the meaning assigned to it in the introductory paragraph.

“Seller Indemnitees” has the meaning assigned to it in Section VII(a).

“Seller Taxes” has the meaning assigned to it in Section VIII(a).

“Specified Debt” means the Debt in respect of the Engine set forth on Schedule A.

“Surviving Provisions” means, collectively, Section IX, Section X, Section XI, and Section XVIII.

“Tax” means applicable sales, use, value- added, and other similar taxes, together with any penalties, fines, or interest thereon or additions thereto, imposed, levied, or assessed by any federal, state, provincial, or local taxing authority or other Government Entity on the sale of the Engines under this Agreement.

“Transaction Documents” means this Agreement, each Delivery Receipt, each FAA Bill of Sale, each Bill of Sale, and each FAA Release.

“UCC” means Uniform Commercial Code.

[Remainder of page intentionally blank]

Exhibit 10.7

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed on the day and year first above written.

FOR AND ON BEHALF OF:

MESA AIRLINES, INC., as Seller

By: /s/ Michael Lotz

Name: Michael Lotz

Title: President

Exhibit 10.7

FOR AND ON BEHALF OF:

MESA AIR GROUP, INC.

By: /s/ Michael Lotz

Name: Michael Lotz

Title: President

Exhibit 10.7

FOR AND ON BEHALF OF:

UNITED AIRLINES, INC., as Buyer

By: /s/ Gerry Laderman

Name: Gerry Laderman

Title: Executive Vice President & Chief Financial Officer

Exhibit 10.7

SCHEDULE A - DESCRIPTION OF ENGINES / PRICE / DEBT BALANCE

Seq	Type	Ser#	Lender	BASE PRICE	Debt Bal	Proceeds
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Exhibit 10.7

SCHEDULE B - PARTS

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EXHIBIT A - BILL OF SALE

For and in consideration of good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Mesa Airlines, Inc. ("Seller"), does hereby sell, grant, transfer and deliver all good, valid, legal and beneficial right, title and interest in and to the following described used aircraft engine and other items unto UNITED AIRLINES, INC. and its successors and assigns, to have and to hold forever:

One (1) General Electric model CF34-8C5 aircraft engine, bearing manufacturer’s serial number ________, in neutral QEC configuration, together with all parts, appliances, accessories, modules, components and other items of equipment as are installed thereon or associated therewith and all of the historical engine records, log books and manuals related thereto or associated therewith (collectively, the “Engine”).

Seller hereby represents, warrants and covenants that it is the sole owner of, and has hereby transferred to Buyer, all good, valid, legal and beneficial right, title and interest in and to the Engine free and clear of any and all mortgages, charges, pledges, liens, hypothecations, assignments, security interests, and/or other encumbrances and that Seller shall warrant and defend such title forever against any and all claims and demands whatsoever.

Exhibit 10.7

This Bill of Sale shall be governed by the Laws of the State of New York applicable to contracts made and to be performed entirely within such state without regard to any conflicts of law rules which might result in the application of the Laws of any other jurisdiction.

IN WITNESS WHEREOF, this Bill of Sale is made and delivered at __ o’clock a.m./p.m. New York time on this ____ day of _____________ 2023.

MESA AIRLINES, INC.

By: _____________________________________
Name:
Title:

Exhibit 10.7

EXHIBIT B - DELIVERY RECEIPT

The undersigned, on behalf of, and as the duly authorized agent of UNITED AIRLINES, INC. ("Buyer"), hereby acknowledges receipt from MESA AIRLINES, INC. ("Seller") of the delivery to Buyer on this ___ day of ___________ 2023 of the following described used aircraft engine and other items:

One (1) General Electric model CF34-8C5 aircraft engine, bearing manufacturer’s serial number ________, in neutral QEC configuration, together with all parts, appliances, accessories, modules, components and other items of equipment as are installed thereon or associated therewith and all of the historical engine records, log books and manuals related thereto or associated therewith (collectively, the “Engine”), in accordance with the terms of the Engine Sale and Purchase Agreement (the “Agreement”) dated as of the ___ of December 2022 by and between Buyer and Seller.

Execution of this Delivery Receipt by Buyer constitutes Buyer’s irrevocable and unconditional acceptance of the Engine subject to each and every waiver, disclaimer, exclusion and limitation set forth in Section VI of the Agreement.

UNITED AIRLINES, INC.

By: _______________________________

Name:

Title: